FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT
                                       and
              CONSENT TO PERMITTED TRANSFEREES BY SERIES E HOLDERS


     This First Amendment to Stockholders Agreement (this "First Amendment"), dated as of June 13, 2000, by and among (i) Actel Integrated Communications, Inc., an Alabama corporation (the "Company"), (ii) the Purchasers (the "Series E Investors") listed on Schedule 1 to the Stock Purchase Agreement dated as of April 5, 2000, (iii) the holders of the Company's common stock, without par value per share (the "Common Stock"), listed on the signature pages hereto (the "Common Stockholders") and (iv) the other holders of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock of the Company listed on the signature pages hereto (the "Other Preferred Stockholders"; together with the Series E Investors, the Common Stockholders and such other Persons party to the Stockholders Agreement pursuant to its terms, the "Stockholders").

     WHEREAS, the Stockholders executing this First Amendment desire to set forth their mutual agreement regarding an amendment of the Stockholders Agreement;

     WHEREAS, the Stockholders Agreement provides at section 5.3 that the Stockholders Agreement can be amended by (i) the holders of at least a majority of the Preferred Stock issued to the Series E Investors under the Stock Purchase Agreement, (ii) the holders of at least a majority of the Common Stockholder Shares and (iii) the holders of at least a majority of the shares held by the Other Preferred Stockholders;

     WHEREAS, the consent of Sandler Capital Partners IV, L.P., Sandler Capital Partners IV FTE, LP., Sandler Co-Investment Partners, L.P., and DB Capital Investors, LP ("Series E Holders") must be obtained pursuant to the Stockholders Agreement as a condition to the transfer of any shares of Series A Preferred Stock ("Series A Shares") by Murdock Communications Corporation to any transferee; and

     WHEREAS the Series E Holders desire to acknowledge their consent to the transfer of the Series A Shares the proposed transferees set forth on Exhibit "A" attached hereto by executing this First Amendment.

     NOW, THEREFORE, In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto, being the number of Stockholders required by the Stockholders Amendment to amend the Stockholders Agreement, intending to amend the Stockholders Agreement as herein set forth, agree as follows:

     1.     Amendment.  Section  2.1 of the Stockholders Agreement is amended by
            ---------
deleting the reference in section 2.1(b)(i) thereof to "May 29, 2000" and by inserting in lieu thereof "July 15, 2000."

     2.     Counterparts.  This  First  Amendment  may  be  in  two  or  more
            ------------
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     3.     Consent.  The Series E Holders hereby consent to the transfer of the
            -------
Series A Shares the proposed transferees set forth on Exhibit "A" attached hereto.

     4.     Proxy.  MCC  hereby  provides  to John A. Beck and Daniel J. Shapiro
            -----
the irrevocable proxy attached hereto as Exhibit "B" to vote its shares to cause the merger described therein.

                              ACTEL  INTEGRATED
                              COMMUNICATIONS,  INC.

                              By:
                                 ---------------------------------
                                Name:
                                Title:

                              SERIES  E  INVESTORS:

                              SANDLER  CAPITAL  PARTNERS  IV,  L.P.

                                   By:  SANDLER INVESTMENT PARTNERS, L.P.,
                                        General  Partner

                                        By:  SANDLER  CAPITAL MANAGEMENT,
                                             General Partner

                                        By:  MJDM Corp., General Partner

                                        By:
                                           -----------------------
                                            Edward  G.  Grinacoff
                                            President

                              SANDLER CAPITAL PARTNERS IV FTE, L.P.

                                   By:  SANDLER  INVESTMENT  PARTNERS, L.P.,
                                        General  Partner

                                        By:  SANDLER  CAPITAL MANAGEMENT,
                                             General Partner

                                             By:   MJDM  Corp., General  Partner

                                        By:
                                           -----------------------
                                            Edward  G.  Grinacoff
                                            President

                              --------------------------------------
                              WAYNE  WRIGHT,  an  individual


                              SERIES  B  PREFERRED  STOCK:

                              --------------------------------------
                              WAYNE  WRIGHT,  an  individual


                              SERIES  D  PREFERRED  STOCK:

                              --------------------------------------
                              WILLIAM  L.  HALE,  an  individual

                              --------------------------------------
                              ALAN  HOLT,  an  individual

                                Signature Page to

                     Actel Integrated Communications, Inc.
                             Stockholders Agreement


                              SERIES  A  PREFERRED  STOCKHOLDERS

                              --------------------------------------
                              Investor

                              --------------------------------------
                              Investor